SCHEDULE 14A
                     Information Required in Proxy Statement
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                         /X/
Filed by a Party other than the Registrant      /   /

Check the appropriate box:
/X /  Preliminary Proxy Statement
/   / Confidential, for Use  of  the  Commission  Only  (as  permitted  by  Rule
14a-6(e)(2))
/   / Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                          CENTENNIAL MONEY MARKET TRUST


                  (Name of Registrant as Specified in its Charter)

                                Kathleen T. Ives

                     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2) or Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:  Schedule 14A

(3)   Filing Party: Kathleen T. Ives

(4)   Date Filed:  September 20, 2000


150_Sched14A-Pre_0900.doc

                                              Centennial Money Market Trust
                                       Proxy for Shareholders Meeting To Be Held
                                                    December 15, 2000
 Centennial Money Market Trust
 6803 S. Tucson Way                      Your shareholder vote is important!
 Englewood, CO 80112-3924
                                         The    undersigned    shareholder    of
                                         Centennial   Money  Market  Trust  (the
                                         "Trust"),  does  hereby  appoint  Brian
                                         Wixted,   Robert   Bishop,   and  Scott
                                         Farrar,    and   each   of   them,   as
                                         attorneys-in-fact  and  proxies  of the
                                         undersigned,   with   full   power   of
                                         substitution,  to attend the Meeting of
                                         Shareholders  of the  Trust  to be held
                                         December 15, 2000, at 6803 South Tucson
                                         Way, Englewood, Colorado 80112 at 10:00
                                         A.M,   Mountain   time,   and   at  all
                                         Adjournments  thereof,  and to vote the
                                         shares   held   in  the   name  of  the
                                         undersigned on the record date for said
                                         meeting  for the  election  of Trustees
                                         and on the proposals  specified  below.
                                         Said  attorneys-in-fact  shall  vote in
                                         accordance  with their best judgment as
                                         to any other matter.
                                         Your  prompt  response  can  save  your
                                         Trust money. Please vote, sign and mail
                                         your proxy  ballot  (this  card) in the
                                         enclosed  postage-paid  envelope today,
                                         no matter  how many  shares  you own. A
                                         majority of the Trust's  shares must be
                                         represented  in  person  or  by  proxy.
                                         Please  vote your  proxy so your  Trust
                                         can  avoid  the   expense   of  another
                                         mailing.
 Please mark your proxy below, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.
                                              Keep This Portion for Your Records

                                             Detach and Return this Portion Only
                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 Centennial Money Market Trust

 Proxy  solicited  on behalf of the Board of Trustees,
 which  recommends  a vote  FOR  the  election  of all
 nominees  for  Trustee and FOR each  Proposal  below.
 The  shares  represented  hereby  will  be  voted  as
 indicated below or FOR if no choice is indicated.
 1. Election        a) W.Armstrong   g) R. Kalinowski    For All
    of Tristees     b) R. Avis    h) C. Kast             Withhold All
    (Proposal NO.1) c) G. Bowen   i) R. Kirchner         For All Except
    Election of     d) E. Cameron j) B.Macaskill         To withhold authority
                    e) J. Fossel                         to vote for any
                    f) S. Freedman   k) F.W.Marshall     individual nominees,
                                                         mark "For   All Except"
                                     l) J. Swain         and write thenominees
                                                         letter on the line to
                                                         the below.


 Vote On Proposals                          For          Against        Abstain
 2.    Ratification   of   selection  of
     Deloitte & Touche LLP as independent auditors (Proposal No.
     2)
 2. Approval of the  elimination  of two
     fundamental              investment
     restrictions    of    the    Trust.
     (Proposal No. 3)
 A.  Eliminate  the Trust's  fundamental
     investment      restriction      on
     investments       Investing      in
     Unseasoned Issuers
  B.  Eliminate the Trust's  fundamental
     investment      restriction      on
     purchasing  more  than  10%  of the
     outstanding  non-voting  securities
     or more than 10% of the total  debt
     securities of any one issuer
 3.  Approval of  amendments  to two (2)
     of    the    Trust's    fundamental
     investment  restrictions  (Proposal
     No. 4).
 A.   Amend  the   Trust's   fundamental
      investment      restriction     on
      investments  in  debt   securities
      having  a  maturity  greater  than
      one year
 B.  Amend  the  Trust's   concentration
 policy
 3.    Authorization   to   permit   the
    Trustees to adopt  Amendments to the
    Declaration of Trust
       (Proposal No. 5)






NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                        Dated: ______________, 2000
                        --------------------------------------
                              (Month) (Day)

                        Signature(s)
                        -------------------------------------
                        Signature(s)
                        -------------------------------------

                                        Please read both sides of this ballot.




























Proxy\ProxyBallot-Model00.doc

Bridget A. Macaskill
President                                       Centennial Money Market Trust
                                                PO Box 5143
      Denver, CO 80217-5143
                                                800.___.____

                                                October __, 2000

Dear Centennial Money Market Trust Shareholder,

      We have scheduled a shareholder meeting on December 15, 2000 for you to decide upon some important proposals for the Trust. Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Trust and its shareholders and recommends a vote "for" the election of Trustees and for each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and make your vote count.

How do you vote?

      To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Trust--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

o Election of Trustees. You are being asked to consider and approve the election of twelve Trustees. You will find detailed information on the Trustees in the enclosed proxy statement.

o Ratification of Auditors. The Board is asking you to ratify the selection of Deloitte & Touche LLP as independent certified public accountants and auditors of the Trust for the current fiscal year.

o    Approval of Elimination of Certain Fundamental  Investment  Restrictions.
     Your  approval  is  requested  to  eliminate  two  fundamental   investment
     restrictions of the Trust.

o    Approval of Amendments to Certain  Fundamental  Investment  Restrictions.
     Your  approval  is  requested  to  amend  certain  fundamental   investment
     restrictions of the Trust.

o     Authorize the Trustees to Amend the Declaration of Trust.

      Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-XXX-XXXX. As always, we appreciate your confidence in Centennial Money Market Trust and look forward to serving you for many years to come.

                                          Sincerely,

                                          Bridget A Macaskill's signature


Enclosures

XP0150.003.1000

                          CENTENNIAL MONEY MARKET TRUST

                  6803 South Tucson Way, Englewood, CO  80112

                 Notice Of Meeting Of Shareholders To Be Held

                                December 15, 2000

To The Shareholders of Centennial Money Market Trust:

Notice is hereby given that a Meeting of the Shareholders (the "Meeting") of Centennial Money Market Trust (the "Trust"), will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Mountain time, on December15, 2000.

During the Meeting, shareholders of the Trust will vote on the following proposals:

1.   To elect a Board of Trustees;

2. To ratify the selection of Deloitte & Touche LLP as the independent auditor for the Trust for the fiscal year beginning on July 1, 2000;

3. To approve the elimination of two fundamental investment restrictions of the Trust;

4. To approve amendments to two fundamental investment restrictions of the Trust;

5. To authorize the Trustees to adopt an Amendment to the Trust's Declaration of Trust; and

6. To transact such other business as may properly come before the Meeting, or any adjournments thereof.

Shareholders of record at the close of business on September 27, 2000, are entitled to vote at the Meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Trust recommends a vote to elect each of the nominees as Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Andrew J. Donohue,
Vice President & Secretary
October 13, 2000

PLEASE RETURN YOUR PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                                TABLE OF CONTENTS

Proxy Statement                                                   Page

Questions and Answers

Proposal 1: To elect a Board of Trustees

Proposal 2: To ratify the selection of Deloitte & Touche LLP as the independent auditor for the Trust for the current fiscal year beginning July 1, 2000

Proposal 3 and 4:  Approval  of Changes to Certain  Fundamental  Policies of the
                   Trust Introduction to Proposals 3 and 4

Proposal  3:  To  approve  the   elimination  of  two   fundamental   investment
              restrictions of the Trust

Proposal 4: To approve amendments to two fundamental investment  restrictions of the Trust

Proposal  5: To  authorize  the  Trustees to adopt an  Amendment  to the Trust's
             Declaration of Trust

Exhibit A: Amendment to the Declaration of Trust

                          CENTENNIAL MONEY MARKET TRUST
                                 PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A. The Trustees of Centennial Money Market Trust (the "Trust") have asked that you vote on several matters at the Special Meeting of Shareholders to be held on December 15, 2000.

Q.    Who is Eligible to Vote?

A. Shareholders of record at the close of business on September 27, 2000 are entitled to vote at the Meeting or any adjourned meeting. Shareholders are entitled to cast one vote for each matter presented at the Meeting. The Notice of Meeting, proxy card and proxy statement were mailed to shareholders of record on or about October 13, 2000.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees;

2. To ratify the selection of Deloitte & Touche LLP as the independent auditor for the Trust;

3.    To eliminate two fundamental investment restrictions of the Trust;

4.    To amend two fundamental investment restrictions of the Trust, and

5. To authorize the Trustees to adopt an Amendment to the Declaration of Trust.

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees unanimously recommend that you vote:

1.    FOR election of all nominees as Trustees;

2. FOR ratification of the selection of Deloitte & Touche LLP as the independent auditor for the Trust;

3.    FOR  the  elimination  of  the  Trust's  two   fundamental   investment
      restrictions proposed to be eliminated;

4. FOR amendment of two of the Trust's fundamental investment restrictions proposed for amendment; and

5. FOR authorization of the Trustees to adopt an Amendment to the Declaration of Trust.

Q.    How Can I Vote?

A.    You can vote in two (2) different ways:

o By mail, with the enclosed ballot o In person at the Meeting.

               Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q.    How Will My Vote Be Recorded?

A. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy card, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the Trustees' recommendations.

Q.    How Can I Revoke My Proxy?

A. You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Trust that is received at or prior to the Meeting, or attending the Meeting and voting in person.

Q.    How Can I Get More Information About the Trust?

A. A copy of the Trust's annual report has previously been mailed to Shareholders. If you would like to have copies of the Trust's most recent annual report sent to you free of charge, please call us toll-free at 1.800.525.9310 or write to the Trust at Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217-5143.

Q.    Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.525.9310

THIS PROXY STATEMENT IS DESIGNED TO FURNISH SHAREHOLDERS WITH THE INFORMATION NECESSARY TO VOTE ON THE MATTERS COMING BEFORE THE MEETING. IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT 1.800.525. 9310.

                          CENTENNIAL MONEY MARKET TRUST
                                 PROXY STATEMENT

                             Meeting of Shareholders
To Be Held December 15, 2000

This statement is furnished to the shareholders of Centennial Money Market Trust (the "Trust"), in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Mountain time, on December 15, 2000, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about October 13, 2000.

                              SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                          Shareholder Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To Elect a Board of Trustees                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To Ratify the  Selection of Deloitte & Touche LLP All
     as  Independent  Auditor  for the  Trust  for the
     fiscal year beginning July 1, 2000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.   To   approve   the   elimination   of   two   (2) All
     fundamental investment restrictions of the Trust
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     a.  Investing in Unseasoned Issuers
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     b.  Purchasing  more than 10% of the  outstanding
        non-voting  securities or more than 10% of the
        total debt securities of any one issuer
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4.   To approve  amendments  to two (2) of the Trust's All
     fundamental investment restrictions
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     A.  Investments  in  debt  securities   having  a
          maturity greater than one year
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     B.     The Trust's concentration policy
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5.   To  Authorize  the Trustees to adopt an Amendment All
     to the Trust's Declaration of Trust
-------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF TRUSTEES

      At the Meeting, twelve (12) Trustees are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Trust. As a Massachusetts business trust, the Trust does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees and until their successors are properly elected and qualified.

      Each of the nominees (except for Messrs. Armstrong, Cameron and Marshall) currently serves as a Trustee of the Trust. All of the nominees have consented to be named as such in this proxy statement and have consented to serve as Trustees if elected.

      Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Trust due to the positions indicated with the Trust's investment advisor, Centennial Asset Management Corporation (the "Manager") or its affiliates, or other positions described. The beneficial ownership of shares listed below includes voting and investment control, unless otherwise indicated below. All of the Trustees own shares in one or more of the Denver-based funds in the OppenheimerFunds family of mutual funds. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position.

Name, Age, Address                     Trust Shares Beneficially Owned as of
And Five-Year Business Experience      September 27, 2000 and % of Class Owned

William L. Armstrong (63)                             0
11 Carriage Lane
Littleton, CO 80121

Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997), and Ambassador Media Corporation (since 1984); Chairman of the following private companies: Frontier Real Estate, Inc. (residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995) and Great Frontier Insurance (insurance agency) (since 1995); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of the following public companies: International Family Entertainment (television channel) (1991 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991 - 1995); and formerly U.S. Senator (January 1979 - January 1991). Director/trustee of 14 investment companies in the OppenheimerFunds complex.

Name, Age, Address                     Trust Shares Beneficially Owned as of
And Five-Year Business Experience      September 27, 2000 and % of Class Owned

Robert G. Avis (69)*                                  0
10369 Clayton Road
St. Louis, MO 63131

Trustee since 1990.

Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds), formerly, until March 2000, Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly, until March 1999, Vice Chairman and Director of A.G. Edwards and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); until March 1999, Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor); until March 2000, a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company. Director/trustee of 23 investment companies of the OppenheimerFunds complex.


George C. Bowen (64)                                  0
9224 Bauer Ct.
Lone Tree, CO  80124

Trustee since 1998.

Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of OppenheimerFunds, Inc., an investment advisor and the Trust's Sub-Distributor; Vice President (since June 1983) and Treasurer (since March 1985) of
OppenheimerFunds Distributor, Inc., a distributor subsidiary of OppenheimerFunds, Inc.; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation, an investment advisor subsidiary of OppenheimerFunds, Inc.; Senior Vice President (since February
1992), Treasurer (since July 1991), Assistant Secretary and a director (since December 1991) of the Manager; President, Treasurer and a director of Centennial Capital Corporation (since June 1989) an investment advisor; Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc., the Trust's Transfer Agent; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989), a transfer agent subsidiary of OppenheimerFunds, Inc.; Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998), OppenheimerFunds, Inc.'s parent holding company; Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989), a holding company subsidiary of OppenheimerFunds, Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996), an investment advisor subsidiary of OppenheimerFunds, Inc.; and Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997), offshore fund management subsidiaries of OppenheimerFunds, Inc. Director/trustee of 18 investment companies in the OppenheimerFunds complex.

* Trustee who is an Interested Person of the Trust.


Name, Age, Address                     Trust Shares Beneficially Owned as of
And Five-Year Business Experience      September 27, 2000 and % of Class Owned

Edward L. Cameron (62)      0
Spring Valley Road
Morristown, NJ 07960

Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLP (an accounting firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry Services Group (from 1994-1998). Director/trustee of 8 investment companies in the OppenheimerFunds complex.

Jon S. Fossel (58)                                    0
810 Jack Creek Road
Ennis, MT  59729

Trustee since 1990.

Formerly (until October 1996) Chairman and a director of OppenheimerFunds, Inc., President and a director of Oppenheimer Acquisition Corp.; and President and a director of the Transfer Agent and Shareholder Financial Services, Inc. Director/trustee of 21 investment companies in the OppenheimerFunds complex.

Sam Freedman (59)                                     0
4975 Lakeshore Drive
Littleton, CO 80123

Trustee since 1996.

Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services; Chairman, Chief Executive Officer and a director of the Transfer Agent; Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc.; Vice President and director of Oppenheimer Acquisition Corp.; and a director of OppenheimerFunds, Inc. Director/trustee of 23 investment companies in the OppenheimerFunds complex.


Name, Age, Address                     Trust Shares Beneficially Owned as of
And Five-Year Business Experience      September 27, 2000 and % of Class Owned

Raymond J. Kalinowski (71)                            0
44 Portland Drive
St. Louis, MO 63131

Trustee since 1988.

Formerly a director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters) and director/trustee of 23 investment companies in the OppenheimerFunds complex.

C. Howard Kast (78)                                         0
2552 East Alameda, #30
Denver, CO 80209

Trustee since 1987.

Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm) and director/trustee of 23 investment companies in the OppenheimerFunds complex.

Robert M. Kirchner (78)                               0
7500 E. Arapahoe Road
Suite 250
Englewood, CO 80112

Trustee since 1981.

President of The Kirchner Company (management consultants) and director/trustee of 23 investment companies in the OppenheimerFunds complex.

Bridget A. Macaskill* (51)                                  0
Two World Trade Center
New York, NY 10048

Trustee since 1995

Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994).of OppenheimerFunds, Inc.; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of OppenheimerFunds, Inc; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of OppenheimerFunds, Inc; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., OppenheimerFunds, Inc 's parent holding company; President (since September 1995) and a director (since November
1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of OppenheimerFunds, Inc; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of OppenheimerFunds, Inc and of Oppenheimer Millennium Funds plc; a director of
HarbourView Asset Management Corporation (since July 1991) and of Oppenheimer Real Asset Management, Inc. (since July 1996), investment adviser subsidiaries of OppenheimerFunds, Inc; a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program established by OppenheimerFunds, Inc; a director of Prudential Corporation plc (a U.K. financial service company); President and Managing General Partner for Centennial America Fund, L.P.; formerly President of OppenheimerFunds, Inc (June 1991 - August 2000) President and director/trustee of 20 other investment companies in the OppenheimerFunds complex.
-------------------
* Trustee who is an Interested Person of the Trust.





Name, Age, Address                     Trust Shares Beneficially Owned as of
And Five-Year Business Experience      _______, 2000 and % of Class Owned

F. William Marshall, Jr. (58)                         0
87 Ely Road
Longmeadow, MA 01106

Formerly Chairman (1999) SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director (1993-1999), SIS Bankcorp., Inc. and SIS Bank (formerly, Springfield Institution for Savings); Executive Vice President (1999), Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company). Director/trustee of 1 other investment company in the OppenheimerFunds complex.

 James C. Swain* (66)                                 0
 6803 South Tucson Way
 Englewood, CO 80112

 Trustee since 1981.

 Vice Chairman of OppenheimerFunds, Inc. (since September 1988); formerly President and a director of the Manager, and Chairman of the Board of the Transfer Agent. Director/trustee, Chairman of the Board and CEO of 22 investment companies in the OppenheimerFunds complex.

* Trustee who is an Interested Person of the Trust.

      Under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees may fill vacancies on the Board of Trustees or appoint new Trustees only if, immediately thereafter, at least two-thirds of the Trustees will have been elected by shareholders. Currently, four of the Trust's nine Trustees have not been elected by shareholders. In addition, the Board of Trustees has nominated Mr. Armstrong, Mr. Cameron and Mr. Marshall to become independent Trustees of the Trust. In light of the fact that only five of the Trust's Trustees have been elected by shareholders, it follows that a meeting of shareholders needs to be held to elect Trustees.

      Under the 1940 Act, the Trust is also required to call a meeting of shareholders promptly to elect Trustees if at any time less than a majority of the Trustees have been elected by shareholders. By holding a meeting to elect Trustees at this time, the Trust may be able to delay the time at which another shareholder meeting is required for the election of Trustees, which will result in a savings of the costs associated with holding a meeting.

    The primary responsibility for the management of the Trust rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Trust and of the Manager, which is responsible for its day-to-day operations. Six regular meetings and two special meetings of the Trustees were held during the fiscal year ended June 30, 2000. Each of the incumbent Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees have appointed an Audit Committee, comprised of Messrs. Kast (Chairman), and Kirchner, none of whom is an "interested person," as defined in the 1940 Act, of the Manager or the Trust. Mr. Cameron will become a member of the Audit Committee if approved as a Trustee of the Trust by shareholders. The Committee met four times during the fiscal year ended June 30, 2000. The Board of Trustees does not have a standing, nominating or compensation committee. The Audit Committee furnishes the Board with recommendations regarding the selection of the independent auditor. The other functions of the Committee include (i) reviewing the methods, scope and results of audits and the fees charged; (ii) reviewing the adequacy of the Trust's internal accounting procedures and controls; (iii) establishing a separate line of communication between the Trust's independent auditors and its independent Trustees, and (iv) selecting and nominating the independent Trustees.

      The Trustees who are not affiliated with the investment advisor ("Non-affiliated Trustees") are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings.. Each of the current Trustees also serves as trustees or directors of other Denver-based investment companies in the OppenheimerFunds complex. Each Trust and fund in the Denver-based Oppenheimer funds for which they serve as a director or trustee pays a share of these expenses.

      The officers of the Trust are affiliated with the Manager. They and the Trustees of the Trust who are affiliated with the Manager (Ms. Macaskill and Mr. Swain) receive no salary or fee from the Trust. The remaining Trustees of the Trust received the compensation shown below from the Trust during the fiscal year ended June 30, 2000, and from all of the Denver-based Oppenheimer funds (including the Trust) for which they served as Trustee, Director or Managing General Partner during the calendar year ended December 31, 1999. Compensation is paid for services in the positions below their names:

--------------------------------------------------------------------------------
Trustee's Name and          Aggregate    Number of Boards       Total
Other Positions             Compensation Within  Oppenheimer    Compensation
                            from Trust 1 Funds Complex on       From all
                                         Which Trustee Served   Oppenheimer
                                         as of 12/31/99         Funds2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Avis              $6,795       22                     $67,998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William A. Baker4           $6,795       22                     $67,998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George C. Bowen             $3,715       17                     $23,879
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jon S. Fossel               $6,973       20                     $66,586
Review Committee Member 3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sam Freedman                $7,394       22                     $73,998
Chairman, Review Committee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Raymond J. Kalinowski       $7,214       22                     $73,248

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
C. Howard Kast              $8,004       22                     $78,873
Chairman, Audit Committee,
Review Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert M. Kirchner          $7,001       22                     $69,248
Audit Committee Member3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ned M. Steel4               $6,795       22                     $67,998
--------------------------------------------------------------------------------
1  For the Trust's fiscal year ended 6/30/00.
2.    For the 1999 calendar year.
3.    Committee position held during a portion of the period shown.
4. Effective July 1, 2000, Messrs. Baker and Steel resigned as Trustees of the Trust.

      The Board of Trustees has also adopted a Deferred Compensation Plan for Non-affiliated Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. As of December 31, 1999, none of the Trustees elected to do so. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Trust's assets, liabilities or net income per share. The plan will not obligate the Trust to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee.

      Each officer of the Trust is elected by the Trustees to serve an annual term. Information is given below about the executive officers who are not Trustees of the Trust, including their business experience during the past five years. Messrs. Donohue, Wixted, Bishop, Zack and Farrar serve in a similar capacity with several other funds in the OppenheimerFunds complex.


Name, Age, Address and Five-Year Business Experience

Carol E. Wolf, Vice President and Portfolio Manager since 1990; Age: 47 Two World Trade Center, New York, New York 10048-0203

Senior Vice President of the Manager (since June 1990); an officer of other Oppenheimer funds.

Andrew J. Donohue, Vice President and Secretary since 1996; Age: 50 Two World Trade Center, New York, NY 10048

Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a director (since September 1995) of OppenheimerFunds, Inc.; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, the Transfer Agent, Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of the Manager (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); a director (since April 2000) of OppenheimerFunds Legacy Program; an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer since April, 1999; Age: 40
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since April 1999) of OppenheimerFunds, Inc.; Treasurer (since March 1999) of HarbourView Asset Management Corporation, the Transfer Agent, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of the Manager (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September
1991).

Robert G. Zack, Assistant Secretary since 1990; Age: 52
Two World Trade Center, New York, NY 10048

Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of OppenheimerFunds, Inc.; Assistant Secretary of the Transfer Agent (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer since April 1994; Age: 41
6803 South Tucson Way, Englewood, CO 80112

Vice  President of  OppenheimerFunds,  Inc./Mutual  Fund  Accounting  (since May
1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of OppenheimerFunds, Inc./Mutual Fund Accounting (April 1994 - May
1996), and a Fund Controller for OppenheimerFunds, Inc.

Scott T. Farrar, Assistant Treasurer since April 1994; Age: 35
6803 South Tucson Way, Englewood, CO 80112

Vice  President of  OppenheimerFunds,  Inc./Mutual  Fund  Accounting  (since May
1996);  Assistant  Treasurer of Oppenheimer  Millennium Funds plc (since October
1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of OppenheimerFunds, Inc./Mutual Fund Accounting (April 1994 - May
1996), and a Fund Controller for OppenheimerFunds, Inc.

All officers serve at the pleasure of the Board.

As of September 27, 2000, the Trustees and officers as a group beneficially owned ______ shares, or less than 1% of the outstanding shares of the Trust.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

      The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Manager selected Deloitte & Touche LLP ("Deloitte") as auditor of the Trust for the fiscal year beginning July 1, 2000. Deloitte also serves as auditor for the Manager, certain of its affiliates and certain other funds for which the Manager and certain of its affiliates acts as investment advisor. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditor. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF DELOITTE AS AUDITOR OF THE TRUST.

PROPOSALS 3 and 4: APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL POLICIES OF THE TRUST

Introduction to Proposals 3 and 4

      The Trust is subject to certain investment restrictions which govern the Trust's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Trustees without shareholder approval. The Trust has adopted certain fundamental investment restrictions that are set forth in its prospectus or Statement of Additional Information, which cannot be changed without the requisite shareholder approval described below under "Further Information about Voting at the Meeting." Policies that the Trust has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Trustees without shareholder approval.

      After the Trust was established in 1981, certain legal and regulatory requirements applicable to registered investment companies (also referred to as "funds") changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and, therefore, are no longer applicable to funds. Accordingly, the Trustees recommend that the Trust's shareholders approve the amendment or elimination of certain of the Trust's current fundamental investment restrictions. Certain sub-proposals request that shareholders either approve the elimination of a fundamental investment restriction or approve the amendment of a fundamental investment restriction. The purpose of each sub-proposal is to provide the Trust with the maximum flexibility permitted by law to pursue its investment objectives and policies and to standardize the Trust's policy in this area to one which is expected to become standard for most of the Centennial funds. The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

      By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that it will assist the Trust and the Manager in maintaining compliance with the various investment restrictions to which the Trust is subject, and that the Trust will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that have become outdated or inappropriate. The Trustees also believe that the investment advisor's ability to manage the Trust's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

      The proposed standardized changes will not affect the Trust's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Trust greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Trust. Additionally, the Board does not anticipate that the proposed changes will materially affect the manner in which the Trust is managed. If the Board determines in the future to change materially the manner in which the Trust is managed, the prospectus will be amended.

      The recommended changes are specified below. Shareholders are requested to vote on each sub-proposal Proposal 3 and Proposal 4 separately. If approved, the effective date of these sub-proposals may be delayed until the Trust's updated Prospectus and/or Statement of Additional Information can reflect the changes. If a sub-proposal in Proposal 3 or Proposal 4 is not approved, the fundamental investment restriction covered by that sub-proposal will remain unchanged.

PROPOSAL 3: TO APPROVE THE ELIMINATION OF TWO of THE TRUST'S FUNDAMENTAL INVESTMENT RESTRICTIONs

A.    Purchasing Securities in Unseasoned Issuers

      The Trust is currently subject to a fundamental investment restriction concerning its investment in securities of issuers that have been in operation less than three years ("unseasoned issuers"). This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Trust for sale in a particular state or states. Under NSMIA, this restriction no longer applies to the Trust. The Board requests that shareholders eliminate this fundamental investment limitation.
The current fundamental policy is:

                                     Current

      The Trust cannot invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors.

The elimination of this fundamental policy would give the Trust more flexibility and permit more diversification. The Board does not believe that this change will increase the overall risk to the Trust.

B. Limitation on Purchasing Non-Voting securities or Debt Securities of an issuer

The  Trust  is  currently  subject  to  a  fundamental   investment  restriction
concerning its purchase of more than10% in non-voting securities or more than 10% of the total debt securities of any one issuer. This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Trust for sale in a particular state or states. Under NSMIA, this restriction no longer applies to the Trust. The Board requests that shareholders eliminate this fundamental investment limitation.
The current fundamental policy is:

                                     Current

      The Trust cannot purchase more than 10% of the outstanding non-voting securities or more than 10% of the total debt securities of any one issuer.

The Trust is still subject to other restrictions that prevent it from concentrating its investments. The elimination of this fundamental policy would give the Trust more flexibility and permit more diversification. The Board does not believe that this change will increase the overall risk to the Trust.


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE


PROPOSAL  4:   APPROVAL  OF  AMENDMENTS   TO  CERTAIN   FUNDAMENTAL   INVESTMENT
RESTRICTIONS OF THE TRUST

A.    Investing in Debt Securities having a maturity greater than one year.

      The Trust currently has a fundamental investment restriction that prohibits it from investing in any debt security that has a maturity in excess of one year from the date of investment. This fundamental restriction limiting the maturity of debt securities to one year or less is more restrictive than Rule 2a-7 of the Investment Company Act of 1940 which permits a money market fund to purchase securities with maturities, at the time of purchase, of up to 397 days. This restriction was drafted from Rule 2a-7 as it was originally adopted. It was subsequently changed to permit money market funds to purchase securities with maturities, at the time of purchase, of up to 397 days.

       Since the Trust is limited to investing only in securities that have a remaining maturity of one year or less as opposed to a remaining maturity of up to 397 days, it is precluded from investing in newly issued debt securities for approximately one month. Shareholders are being asked to approve the following changes to this fundamental restriction:

-------------------------------------------------------------------------------
                Current                                Proposed
-------------------------------------------------------------------------------
The  Trust  cannot  invest  in any  debt The  Trust  cannot  invest  in any debt instrument having a maturity in excess instrument having a maturity in of one year from the date of the excess of the time period provided investment or, in the case of a debt for in Rule 2a-7 of the Investment instrument subject to a repurchase Company Act of 1940, or any other agreement or called for redemption, applicable rule, or in the case of a having a repurchase or redemption date debt instrument subject to a more than one year from the date of repurchase agreement or called for the investment. redemption, unless purchased subject to a demand feature which may not exceed the time period provided for in Rule 2a-7, or any other applicable rule, and requires payment on not more than 30 days' notice in excess of the time period provided for in Rule 2a-7, or any other applicable rule.
-------------------------------------------------------------------------------

The time period for maturity provided in Rule 2a-7 is currently up to 397 days. The proposed changes will permit the Trust to invest in a broader range of securities permitting broader diversification. The Board does not believe that these changes will increase the overall risk to the Trust.

B. The Trust's concentration policy.

       The Trust has a concentration policy that prohibits the Trust from investing "more than 25% of its total assets" in securities of any one industry. That policy needs to be revised pursuant to a SEC staff request to prohibit the purchase of securities of companies in any one industry "if 25% or more of its total assets" would consist of securities of companies in that industry.


---------------------------------------------------------------------------
               Current                              Proposed
---------------------------------------------------------------------------
---------------------------------------------------------------------------
The Trust cannot concentrate The Trust cannot invest 25% or more investments to the extent of 25% of of its total assets in any one its assets in any industry; however, industry; however, for the purposes there is no limitation as to of this restriction, municipal investment in obligations issued by securities and U.S. government banks, savings and loan associations obligations are not considered to or the U.S. government and its be part of any single industry. agencies or instrumentalities.
---------------------------------------------------------------------------

The Trust is currently complying with the proposed fundamental policy and therefore, the Board does not believe that these changes will have any impact on the management of the Trust or increase the overall risk to the Trust.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE EACH SUB- PROPOSAL DESCRIBED ABOVE.

PROPOSAL 5:  ADOPTION OF AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST

The Board of Trustees has approved and recommends that the shareholders of the Trust authorize them to adopt and execute the Amendment to the Trust's Declaration of Trust for the Trust in the form attached to this Proxy Statement as Exhibit A (the "Amendment"). It has been marked to show the changes from the Trust's current Declaration of Trust. Adoption of the Amendment will not result in any changes in the Trust's Trustees or officers or in the investment policies and shareholder services described in the Trust's current prospectus. The Trustees approved the form of the Amendment and authorized the submission of the Amendment to the Trust's shareholders for their authorization at this Meeting.

Generally, a majority of the Trustees may only amend the current Declaration of Trust when authorized to do so by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust. The Amendment would permit the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval.

The current Declaration of Trust generally gives shareholders the exclusive power to amend the Declaration of Trust with certain limited exceptions. Under the proposed Amendment, shareholders would still generally retain the right to vote on any amendment affecting their right to vote, on any amendment affecting the Declaration of Trust's amendment provisions, on any amendment affecting the shareholders' rights to indemnification, and on any amendment affecting the shareholders' rights to vote on the merger or sale of the Trusts' assets to another issuer. However, by approving the Amendment, shareholders would be allowing Trustees to amend other provisions of the Declaration of Trust. This would give the Trustees the necessary authority to make changes to standardize the provisions of the Declaration of Trust with the Declarations of Trust for the other Centennial funds and react quickly to future contingencies.

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit an amendment to the Declaration of Trust. Under the current Declaration of Trust, the Trustees cannot effectuate any amendment without first conducting a shareholder meeting and incurring the attendant costs and delays.

In contrast, the Amendment generally gives the Trustees the flexibility to amend any provision of the Declaration of Trust other than those provisions affecting the shareholders right to vote on:

o    any amendment affecting the Declaration of Trust's amendment provisions,
o    on any amendment affecting the shareholders' rights to indemnification, and
o on any amendment affecting the shareholders' rights to vote on the merger or sale of the Trusts', series', or classes' assets to another issuer.

Before approving any amendment to the Declaration of Trust without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the amendment is in the shareholders' interest. Any exercise of the Trustees' increased authority under the Amendment is also subject to any applicable requirements of the 1940 Act and Massachusetts law.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL



                           INFORMATION ABOUT THE TRUST

      The SEC requires that the following information be provided to the Trust's shareholders.

Trust Information. As of September 27, 2000, the Trust had _______________ shares outstanding. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. The number of shares of the Trust held in "street name" accounts of securities dealers for the benefit of their clients exceeds 5% of the total shares outstanding. As of September 27, 2000, A.G. Edwards & Sons, Inc. ("Edwards"), 1 North Jefferson Avenue, St. Louis, Missouri 63103, which owned __________ shares of the Trust, or ____% of the outstanding total outstanding shares.

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Trust's business, pursuant to its investment advisory agreement with the Trust. Centennial Asset Management Corporation, a wholly-owned subsidiary of OppenheimerFunds, Inc., is the general distributor (the "Distributor") of the Trust's shares. Shareholder Services, Inc., a subsidiary of OppenheimerFunds, Inc., located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Trust on an "at cost" basis, for which it was paid $_____________ by the Trust during the fiscal year ended June 30, 2000.

The Manager (including subsidiaries and affiliates) currently manages investment companies, including other Oppenheimer funds, with assets of more than $125 billion as of June 30, 2000, and with more than 5 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager and the Distributor are located at 6803 South Tucson Way, Englewood, Colorado 80112. OAC is located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. Effective as of August 1, 1997, OAC declared a ten for one stock split. On December 31, 1999, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 10,565,715 shares of Class B voting stock, and (iii) 18,377,759 shares of Class C non-voting stock. This collectively represented 91.9% of the outstanding common stock and 90.4% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 3,035,120 shares of the Class B voting stock, representing 5.5% of the outstanding common stock and 8.5% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 1,508,523 shares of Class C non-voting stock. That group includes persons who serve as officers of the Trust and Bridget A. Macaskill, who serves as a Trustee of the Trust.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period July 1, 1999 to June 30, 2000, the only transactions on a post-split basis by persons who serve as Trustees of the Fund were by Mr. Swain who surrendered for cancellation 50,000 options to Mass Mutual for a cash payment of $1,712,000 and Ms. Macaskill who surrendered for cancellation 434,873 options to Mass Mutual for a cash payment of $14,770,051.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Andrew J. Donohue, President and a director, Robert Agan, Vice President, Arthur J. Zimmer, Vice President, Ray Olson, Treasurer, Katherine P. Feld, Secretary and a director, and Brian Wixted, Assistant Treasurer. These officers are located at one of the two offices of the Manager:
Two World Trade Center, New York, NY 10048-0203 or 6803 South Tucson Way, Englewood, CO 80112.

Custodian. CitiBank, NA, 399 Park Avenue, NY, NY 10043, acts as custodian of the Trust's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to Shareholders of the Trust, including financial statements of the Trust for the fiscal year ended June 30, 2000 has previously been sent to all shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report by writing the Trust at the address above or calling the Trust at 1.800.525.9310.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of soliciting these proxies will be borne by the Trust. In addition to solicitations by mail, proxies may be solicited by officers or employees of the Trust's transfer agent or by officers or employees of the Trust's investment advisor, personally or by telephone or telegraph; without extra compensation. Proxies may also be solicited by a proxy solicitation firm hired at the Trust's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. It is anticipated that the cost of engaging a proxy solicitation firm would not exceed $____ plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted. For those services they will be reimbursed by the Trust for their out-of-pocket expenses.

Voting By Broker-Dealers. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) as record holder vote such shares on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Quorum. One-third of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Approval of Proposals 1 and 2 require a majority vote of the outstanding shares present at the meeting. Approval of Proposals 3, 4 and 5 requires the affirmative vote of a majority of the outstanding voting securities of the Trust. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Trust's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy; or (2) more than 50% of the Trust's outstanding shares, whichever is less.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

You may revoke your previously  granted proxy at any time before it is exercised
(1) by delivering a written notice to the Trust  expressly  revoking your proxy,
(2) by signing and forwarding to the Trust a later-dated proxy, or (3) by attending the Meeting and casting your votes in person.

Shareholder Proposals. The Trust is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Trust or the shareholders (for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in a Trust's proxy statement for a particular meeting. Those rules require that for future meetings, the shareholder must be a record or beneficial owner of Trust shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Trust's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Trust of any such proposal. Under those rules, a proposal submitted for inclusion in the Trust's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                                  OTHER MATTERS

      Management of the Trust knows of no business other than the Proposals specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

      The Board does not intend to bring any matters before the Meeting other than Proposals 1 through 5 and is not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

      In the event sufficient votes in favor of one or more Proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting. If a quorum is present but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,



                                    Andrew J. Donohue,
                                    Vice President & Secretary
                                October 13, 2000

                                    Exhibit A


                        Amendment to Declaration of Trust
                                       of

                          Centennial Money Market Trust


This amendment to the Declaration of Trust of Centennial Money Market Trust is executed this _____ day of _____________, 2000.

WHEREAS, the Trustees established Centennial Money Market Trust (the "Trust"), a business trust, under the laws of the Commonwealth of Massachusetts, for the investment and reinvestment of funds contributed thereto, under an Agreement and Declaration of Trust dated February 26, 1986 as filed with the Commonwealth of Massachusetts; and

WHEREAS, part 5, Article NINTH of the Declaration of Trust requires that amendments thereto be by an instrument in writing signed by an officer of the Trust pursuant to a majority vote of the Trustees and filed with the Commonwealth of Massachusetts; and

WHEREAS, the Trustees now desire to amend the Declaration of Trust and such amendments and filing thereof have been approved by a majority of the Trustees.

NOW, THEREFORE,

1. Part 7, Article NINTH of the Declaration of Trust is hereby amended as follows:

            If authorized by vote of the Trustees and the favorable vote of the holders of a majority, as defined in the Act, of the outstanding shares, or by any larger vote which may be required by applicable law in any particular case, the Trustees shall, The Trustees may, without the vote or consent of the Shareholders, amend or otherwise supplement this instrument, by making Declaration of Trust by executing or authorizing an officer of the Trust to execute on their behalf a Restated Declaration of Trust supplemental hereto, which thereafter shall for a part hereof; any such Supplemental or Restated Declaration of Trust may be executed by and on behalf of the Trust and the Trustees by an officer or officers of the Trust. , provided, however, that none of the following amendment shall be effective unless also approved by a favorable vote of the holders of a "majority" of the outstanding securities, as defined in the Act, or by any larger vote which may be required by applicable law in any particular case: (i) any amendment to parts 1 and 2, Article FIFTH;
            (ii) any amendment to this part 7, Article NINTH; (iii) any amendment to Part 1, Article NINTH; and (iv) any amendment to part 4(a), Article NINTH that would change the voting rights of Shareholders contained therein. Any amendment required to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of any class shall, with respect to the class so affected, be authorized by vote of the Shareholders of that class and no vote of Shareholders of a class not affected by the amendment with respect to that class shall be required.
            Notwithstanding anything else herein, any amendment to Article NINTH, part 1 shall not limit the rights to indemnification or insurance provided therein with respect to action or omission or indemnities or Shareholder indemnities prior to such amendment.

2. Part 1, Article FIFTH of the Declaration of Trust is hereby amended as follows:

            The Shareholders shall have the power to vote (i) for the election of Trustees when that issue is submitted to them, (ii) with respect to the amendment of this Declaration of Trust, to the extent and as provided in part 7, Article NINTH, (iii) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (iv) with respect to those matters relating to the Trust as may be required by the 1940 Act or required by law, by this Declaration of Trust, or the By-Laws of the Trust or any registration statement of the Trust filed with the Commission or any State, or as the Trustees may consider desirable.

3. These revisions to the Declaration of Trust shall become effective on _______________, 2000.

4. All other terms and conditions of the Declaration of Trust shall remain the same.

      IN WITNESS WHEREOF, the undersigned has caused this Amendment to be signed on the day and year first set forth above.

                                 [signature line omitted]





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